EXECUTION VERSION

Exhibit 10.3

SECOND AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of May 6, 2019, by and among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), AGREE REALTY CORPORATION, a Maryland corporation (the “Parent”), each of the Lenders party hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 15, 2016 (as amended by that certain First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated December 17, 2018, and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendment to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement is hereby amended as set forth below:

(a)	The definition “EBITDA” set forth in Section 1.01 of the Credit Agreement is amended and restated to read as follows:

““EBITDA”  means for the Consolidated Group, without duplication, the sum of (a) Net Income of the Consolidated Group, in each case, excluding (i) any non-recurring or extraordinary gains and losses for such period, (ii) any income or gain and any loss in each case resulting from early extinguishment of indebtedness and (iii) any net income or gain or any loss resulting from a swap or other derivative contract (including by virtue of a termination thereof), plus (b) an amount which, in the determination of net income for such period pursuant to clause (a) above, has been deducted for or in connection with (i) Interest Expense (plus, amortization of deferred financing costs, to the extent included in the determination of Interest Expense per GAAP), (ii) income taxes, and (iii) depreciation and amortization, all determined in accordance with GAAP for the prior four quarters and (iv) adjustments as a result of the straight lining of rents, all as determined in accordance with GAAP, plus (c) the Consolidated Group’s pro rata share of the above attributable to interests in Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from amortization of above and below market rent intangibles pursuant to FASB ASC 805.”

(b)	Section 1.03(a) of the Credit Agreement is amended and restated to read as follows:

“(a)Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in

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preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (i) Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded and (ii) shall be calculated without giving effect to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) to the extent any lease (or similar arrangement conveying the right to use) would be required to be treated as a capital lease thereunder where such lease (or similar arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of the Accounting Standards Codification 842; provided, however, that upon the reasonable request of the Administrative Agent or any Lender, the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents setting forth a reconciliation between calculations of such covenant made before and after giving effect to Accounting Standards Codification 842 (or such other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations).”

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)a counterpart of this Amendment duly executed by the Borrower, the Parent, the Guarantors, the Administrative Agent and each of the Lenders party hereto;

(b)evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and the Arrangers, including without limitation, the reasonable fees and expenses of counsel to the Administrative Agent, have been paid; and

(c)such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)Authorization; No Contravention.  The execution and delivery of the Amendment by each Loan Party and the performance by each Loan Party of this Amendment and the Credit Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of each such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(b)Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery of this Amendment or

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performance by, or enforcement against, any Loan Party of this Amendment or the Credit Agreement, as amended by this Amendment.

(c)Binding Effect.  This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.  Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Loan Party a party thereto, enforceable against such Loan Party in accordance with its terms.

(d)No Default.  No Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations.  The Borrower hereby repeats and reaffirms all representations and warranties made or deemed made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full and such representations and warranties are true and correct in all material respects on and as of the date hereof immediately after giving effect to this Amendment except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

Section 5.  Reaffirmation by Guarantors.  Each of the Guarantors hereby reaffirms its continuing obligations to the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 6.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.  This Amendment is a Loan Document.

Section 7.  Costs and Expenses.  The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect; Ratification.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendment contained herein shall be deemed to have prospective application only.  The Credit Agreement is hereby ratified and confirmed in all respects.  Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Lenders under the Credit Agreement or any other Loan Document.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement to be executed as of the date first above written.

AGREE LIMITED PARTNERSHIP,

a Delaware limited partnership

By: Agree Realty Corporation,

   a Maryland corporation, its sole general partner

By: _________________________________

Name: Joel N. Agree

Title:   President and Chief Executive Officer

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AGREE REALTY CORPORATION,

a Maryland corporation

By: _________________________________

Name: Joel N. Agree

Title:   President and Chief Executive Officer

SUBSIDIARY GUARANTORS:AGREE 6 LA & MS, LLC,

a Delaware limited liability company

AGREE 1031, LLC,

a Delaware limited liability company

AGREE 117 MISSION, LLC,

a Michigan limited liability company

AGREE 17-92, LLC,

a Florida limited liability company

AGREE 2016, LLC,

a Delaware limited liability company

AGREE ALCOA TN LLC,

a Tennessee limited liability company

AGREE ALLENTOWN PA LLC,

a Pennsylvania limited liability company

AGREE ALTOONA, PA, LLC,

a Delaware limited liability company

AGREE AMERICUS GA, LLC,

a Delaware limited liability company

AGREE ANDERSON SC LLC,

a Delaware limited liability company

AGREE ANN ARBOR MI, LLC,

a Delaware limited liability company

AGREE ANN ARBOR STATE STREET, LLC,

a Michigan limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE ANTIOCH, LLC,

an Illinois limited liability company

AGREE APOPKA FL TP, LLC,

a Delaware limited liability company

AGREE APPLETON WI, LLC,

a Delaware limited liability company

AGREE ARCHER CHICAGO IL, LLC,

a Delaware limited liability company

AGREE ARLINGTON TX LLC,

a Texas limited liability company

AGREE ATCHISON, LLC,

a Kansas limited liability company

AGREE BALTIMORE MD, LLC,

a Delaware limited liability company

AGREE BELTON MO LLC,

a Delaware limited liability company

AGREE BELVIDERE IL, LLC,

an Illinois limited liability company

AGREE BERWYN IL LLC,

an Illinois limited liability company

AGREE BLOOMINGTON MN, LLC,

a Delaware limited liability company

AGREE BRENHAM TX, LLC,

a Delaware limited liability company

AGREE BRIGHTON, LLC,

a Delaware limited liability company

AGREE BROOKLYN OH LLC,

an Ohio limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE BUFFALO CENTER IA, LLC,

a Delaware limited liability company

AGREE BURLINGTON, LLC,

a Delaware limited liability company

AGREE CANNON STATION LLC,

a Delaware limited liability company

AGREE CARLINVILLE IL, LLC,

a Delaware limited liability company

AGREE CEDAR PARK TX, LLC,

a Delaware limited liability company

AGREE CENTER POINT BIRMINGHAM AL LLC, an Alabama limited liability company

AGREE CHANDLER, LLC,

an Arizona limited liability company

AGREE CHARLOTTE POPLAR, LLC,

a North Carolina limited liability company

AGREE CHICAGO KEDZIE, LLC,

an Illinois limited liability company

AGREE COCHRAN GA, LLC,

a Georgia limited liability company

AGREE COLUMBIA SC, LLC,

a Delaware limited liability company

AGREE COLUMBUS OH, LLC,

a Delaware limited liability company

AGREE CONCORD, LLC,

a North Carolina limited liability company

AGREE CRYSTAL RIVER FL, LLC,

a Delaware limited liability company

AGREE CW, LLC,

a Delaware limited liability company

AGREE DANIEL MORGAN AVENUE SPARTANBURG SC LLC, a South Carolina limited liability company

AGREE DAVENPORT IA, LLC,
a Delaware limited liability company

AGREE DES MOINES IA, LLC,

a Delaware limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE DONNA TX, LLC,

a Delaware limited liability company

AGREE DORAVILLE GA, LLC,

a Delaware limited liability company

AGREE DT JACKSONVILLE NC, LLC,

a Delaware limited liability company

AGREE EAST PALATKA, LLC,

a Florida limited liability company

AGREE EDMOND OK, LLC,

a Delaware limited liability company

AGREE EGG HARBOR NJ, LLC,

a Delaware limited liablity company

AGREE EVERGREEN CO, LLC,

a Delaware limited liability company

AGREE FACILITY NO. I, L.L.C.,

a Delaware limited liability company

AGREE FARMINGTON NM, LLC,

a Delaware limited liability company

AGREE FOREST MS LLC,

a Mississippi limited liability company

AGREE FOREST VA LLC,

a Virginia limited liability company

AGREE FORKED RIVER NJ, LLC,

a Delaware limited liability company

AGREE FORT MILL SC, LLC,

a South Carolina limited liability company

AGREE FORT WORTH TX, LLC,

a Delaware limited liability company

AGREE FUQUAY-VARINA, LLC,

a North Carolina limited liability company

AGREE GAS CITY IN, LLC,

a Delaware limited liability company

AGREE GRAND CHUTE WI LLC,

a Delaware limited liability company

AGREE GRAND FORKS, LLC,

a North Dakota limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE GRANDVIEW HEIGHTS OH, LLC,

a Delaware limited liability company

AGREE HARLINGEN LLC,

a Texas limited liability company

AGREE HAZARD KY, LLC,

a Delaware limited liability company

AGREE HOLLY SPRINGS MS, LLC,

a Delaware limited liability company

AGREE HOPKINSVILLE KY, LLC,

a Delaware limited liability company

AGREE IL & VA, LLC,

a Delaware limited liability company

AGREE INDIANAPOLIS GLENDALE LLC,

a Delaware limited liability company

AGREE INDIANAPOLIS IN II, LLC,

a Delaware limited liability company

AGREE JACKSON MS, LLC,

a Delaware limited liability company

AGREE JACKSONVILLE NC, LLC,

a North Carolina limited liability company

AGREE JOHNSTOWN, LLC,

an Ohio limited liability company

AGREE JOHNSTOWN PA, LLC,

an Ohio limited liability company

AGREE JOPLIN MO LLC,

a Missouri limited liability company

AGREE JUNCTION CITY KS LLC,

a Delaware limited liability company

AGREE K&G JOPLIN MO, LLC,

a Delaware limited liability company

AGREE K&G OK, LLC,

a Delaware limited liability company

AGREE KENTWOOD LA, LLC,

a Delaware limited liability company

AGREE KIRKLAND WA, LLC,

a Delaware limited liability company

AGREE LAKE IN THE HILLS, LLC,

an Illinois limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE LAKE ZURICH IL, LLC,

an Illinois limited liability company

AGREE LEBANON VA, LLC,

a Virginia limited liability company

AGREE LIGONIER PA LLC,

a Pennsylvania limited liability company

AGREE LOWELL AR, LLC,

a Delaware limited liability company

AGREE LYONS GA LLC.,

a Georgia limited liability company

AGREE M-59, LLC,

a Michigan limited liability company

AGREE MADISONVILLE TX LLC,

a Texas limited liability company

AGREE MAGNOLIA KNOXVILLE TN LLC,

a Tennessee limited liability company

AGREE MANASSAS VA, LLC,

a Delaware limited liability company

AGREE MANCHESTER LLC,

a Connecticut limited liability company

AGREE MANSFIELD, LLC,

a Connecticut limited liability company

AGREE MARSHALL MI OUTLOT, LLC,

a Delaware limited liability company

AGREE MATTHEWS NC, LLC,

a Delaware limited liability company

AGREE MAUMEE OH, LLC,

a Delaware limited liability company

AGREE MCKINNEY TX LLC,

a Texas limited liability company

AGREE MCW, LLC,

a Delaware limited liability company

AGREE MEMPHIS GETWELL, LLC,

a Tennessee limited liability company

AGREE MERRITT ISLAND FL, LLC,

a Delaware limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE MIDDLETOWN OH, LLC,

a Delaware limited liability company

AGREE MILLSBORO DE, LLC,

a Delaware limited liability company

AGREE MINNEAPOLIS CLINTON AVE, LLC,

a Minnesota limited liability company

AGREE MINOT ND, LLC,

a Delaware limited liability company

AGREE MONROE MI, LLC,

a Delaware limited liability company

AGREE MONTGOMERY AL LLC,

an Alabama limited liability company

AGREE MORROW GA, LLC,

a Georgia limited liability company

AGREE MT. DORA FL, LLC,

a Delaware limited liability company

AGREE NAMPA ID, LLC,

a Delaware limited liability company

AGREE NASHUA NH, LLC,

a Delaware limited liability company

AGREE NEOSHO MO, LLC,

a Delaware limited liability company

AGREE NEW LENOX, LLC,

an Illinois limited liability company

AGREE NEW LENOX 2, LLC,

an Illinois limited liability company

AGREE NORTH BRANCH MN, LLC,

a Delaware limited liability company

AGREE NORTH LAS VEGAS, LLC,

a Nevada limited liability company

AGREE NORTH MIAMI BEACH FL, LLC,

a Delaware limited liability company

AGREE NOVI MI LLC,

a Michigan limited liability company

AGREE ONAWAY MI, LLC,

a Delaware limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE ORANGE & MCCOY, LLC,

a Florida limited liability company

AGREE OXFORD COMMONS AL, LLC,

a Delaware limited liability company

AGREE PALAFOX PENSACOLA FL, LLC,

a Delaware limited liability company

AGREE PARAMUS NJ, LLC,

a Delaware limited liability company

AGREE PENSACOLA LLC,

a Florida limited liability company

AGREE PENSACOLA NINE MILE LLC,

a Florida limited liability company

AGREE PINELLAS PARK, LLC,

a Florida limited liability company

AGREE PLAINFIELD LLC,

a Michigan limited liability company

AGREE PLYMOUTH MI, LLC,

a Delaware limited liability company

AGREE POINCIANA, LLC,

a Florida limited liability company

AGREE POOLER GA, LLC,

a Delaware limited liability company

AGREE PORT ORANGE FL, LLC,

a Delaware limited liability company

AGREE PORTLAND ME, LLC,

a Delaware limited liability company

AGREE PORTLAND OR, LLC,

a Delaware limited liability company

AGREE PROVO UT, LLC,

a Delaware limited liability company

AGREE RAPID CITY SD, LLC,

a South Dakota limited liability company

AGREE RICHMOND RI, LLC,

a Delaware limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE RICHMOND VA, LLC,

a Delaware limited liability company

AGREE RIVERSIDE IA, LLC,

a Delaware limited liability company

AGREE ROCHESTER NY LLC,

a New York limited liability company

AGREE ROCKFORD IL, LLC,

a Delaware limited liability company

AGREE RT AMITE LA, LLC,

a Delaware limited liability company

AGREE RT ARLINGTON TX, LLC,

a Delaware limited liability company

AGREE RT GULFPORT MS, LLC,

a Delaware limited liability company

AGREE RT JACKSON MS, LLC,

a Delaware limited liability company

AGREE RT PORT RICHEY FL, LLC,

a Delaware limited liability company

AGREE RT VILLA RICA GA, LLC,

a Delaware limited liability company

AGREE SALEM OR LLC,

a Delaware limited liability company

AGREE SARASOTA FL, LLC,

a Delaware limited liability company

AGREE SB, LLC,

a Delaware limited liability company

AGREE SOUTHFIELD, LLC,

a Michigan limited liability company

AGREE SPARTANBURG SC, LLC,

a South Carolina limited liability company

AGREE SPRINGFIELD IL, LLC,

an Illinois limited liability company

AGREE SPRINGFIELD MO, LLC,

a Delaware limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE SPRINGFIELD OH LLC,

a Delaware limited liability company

AGREE ST PETERSBURG, LLC,

a Florida limited liability company

AGREE ST. JOSEPH MO, LLC,

a Missouri limited liability company

AGREE STATESVILLE NC, LLC,

a Delaware limited liability company

AGREE STATHAM GA, LLC,

a Georgia limited liability company

AGREE STORES, LLC,

a Delaware limited liability company

AGREE SUN VALLEY NV LLC,

a Nevada limited liability company

AGREE SUNNYVALE CA, LLC,

a Delaware limited liability company

AGREE TERRE HAUTE IN LLC,

a Delaware limited liability company

AGREE TK, LLC,

a Delaware limited liability company

AGREE TOPEKA KS LLC,

a Delaware limited liability company

AGREE TRI-STATE LEASE, LLC,

a Delaware limited liability company

AGREE VENICE, LLC,

a Florida limited liability company

AGREE VERO BEACH FL, LLC,

a Delaware limited liability company

AGREE W 63RD CHICAGO IL, LLC,

a Delaware limited liability company

AGREE WARRENSVILLE HEIGHTS OH, LLC,

a Delaware limited liability company

AGREE WHEATON IL, LLC,

a Delaware limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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AGREE WHITTIER CA, LLC,

a Delaware limited liability company

AGREE WICHITA, LLC,

a Kansas limited liability company

AGREE WOODLAND PARK NJ, LLC,

a Delaware limited liability company

AGREE WOODSTOCK IL, LLC,

a Delaware limited liability company

INDIANAPOLIS STORE NO. 16 L.L.C.,

a Delaware limited liability company

LUNACORP, LLC,

a Delaware limited liability company

MT. PLEASANT OUTLOT I, LLC,

a Michigan limited liability company

MT. PLEASANT SHOPPING CENTER, L.L.C.,

a Michigan limited liability company

PACHYDERM CHATTANOOGA TN, LLC

a Delaware limited liability company

PACHYDERM MARIETTA GA, LLC

a Delaware limited liability company

PACHYDERM MYRTLE BEACH SC, LLC

a Delaware limited liability company

PACHYDERM PHILADELPHIA PA, LLC

a Delaware limited liability company

PACHYDERM PROPERTIES, LLC

a Delaware limited liability company

PACHYDERM RIVERDALE GA, LLC

a Delaware limited liability company

PACHYDERM WAITE PARK MN, LLC,

a Delaware limited liability company

PAINT PA, LLC

a Delaware limited liability company

PHARM NASHVILLE IN, LLC,

a Delaware limited liability company

By:Agree Limited Partnership,

a Delaware limited partnership

Its:   Sole Member

By:Agree Realty Corporation,

a Maryland corporation

Its:Sole General Partner

By: ________________

     Joel N. Agree

Its: President and Chief Executive Officer

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PNC Bank, National Association,

as Administrative Agent, L/C Issuer, Swing Line Lender and a Lender

By: _____________________________________________________________________________________________

    Name: _____________________________________________________________________________________

    Title:  _______________________________

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CITIBANK, N.A.,

as a Lender

By: _____________________________________________________________________________________________

    Name: _____________________________________________________________________________________

    Title:  _______________________________

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wells fargo bank, national association,

as a Lender

By: _____________________________________________________________________________________________

    Name: _____________________________________________________________________________________

    Title:  _______________________________

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CAPITAL ONE, NATIONAL ASSOCIATIOn,

as a Lender

By:___________________________________________________________________________________________

    Name:___________________________________________________________________________________

    Title:_____________________________________________________________________________________

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REGIONS BANK,

as a Lender

By:___________________________________________________________________________________________

    Name:___________________________________________________________________________________

    Title:_____________________________________________________________________________________

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SUNTRUST BANK,

as a Lender

By:___________________________________________________________________________________________

    Name:___________________________________________________________________________________

    Title:_____________________________________________________________________________________

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U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:___________________________________________________________________________________________

    Name:___________________________________________________________________________________

    Title:_____________________________________________________________________________________

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CITIZENS BANK, N.A.,

as a Lender

By: _____________________________________________________________________________________________

    Name: _____________________________________________________________________________________

    Title:  _______________________________

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RAYMOND JAMES BANK, N.A.,

as a Lender

By:___________________________________________________________________________________________

    Name:___________________________________________________________________________________

    Title:_____________________________________________________________________________________

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STIFEL BANK & TRUST,

as a Lender

By:___________________________________________________________________________________________

    Name:___________________________________________________________________________________

    Title:_____________________________________________________________________________________

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